NASDAQ: ERII Driving Industrial Sustainability Delivering Value in Fluid‐Flow Processes Energy Recovery Investor Presentation – March 2021

Confidential & Proprietary FORWARD LOOKING STATEMENT This presentation contains forward‐looking statements within the “Safe Harbor” provisions of  the Private Securities Litigation Reform Act of 1995. Forward‐looking statements in this report  include, but are not limited to, statements about our expectations, objectives, anticipations, plans,  hopes, beliefs, intentions, or strategies regarding the future. Forward‐looking statements that  represent our current expectations about future events are based on assumptions and involve risks  and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our  results may differ materially from those set forth or implied by the forward‐looking statements.  Our forward‐looking statements are not guarantees of future performance or events. Words such  as “expects,” “anticipates,” “believes,” “estimates,” variations of such words, and similar  expressions are also intended to identify such forward‐looking statements.   These forward‐looking statements are subject to risks, uncertainties, and assumptions that  are difficult to predict; therefore, actual results may differ materially and adversely from  those expressed in any forward‐looking statements. You should not place undue reliance on  these forward‐looking statements, which reflect management’s opinions only as of the date of  this presentation. All forward‐looking statements included in this presentation are subject to  certain risks and uncertainties, which could cause actual results to differ materially from those  projected in the forward‐looking statements, as disclosed from time to time in our reports on  Forms 10‐K, 10‐Q, and 8‐K as well as in our Annual Reports to Stockholders and, if necessary,  updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to  update any such forward‐looking statements. It is important to note that our actual results could  differ materially from the results set forth or implied by our forward‐looking statements. 2

ENERGY RECOVERY SNAPSHOT

We design and manufacture solutions that accelerate the environmental sustainability of our customers' operations.

Our solutions increase efficiency and lower lifecycle cost by reducing waste and energy consumption in industrial fluid-flow systems.

Our flagship PX® Pressure Exchanger® (PX) energy recovery device (ERD) revolutionized seawater reverse osmosis desalination (SWRO), reducing energy costs by up to 60%.[1] The PX is now the industry standard for energy recovery.

We continue to push the boundaries of our core technology, the pressure exchanger, to handle different operating environments of industrial or commercial applications.

Financial Snapshot[2]	
Product Rev Growth	
Avg. Growth '15 - '20	21%
2020	27%
2021 (estimated)	up to 10%
2022 (estimated)	up to 25%
2020 Gross Margin	69%
Cash & Securities	$115M
Debt	--

[1]Energy Recovery estimate; [2]Growth and Gross Margin from Product Revenue only

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Confidential & Proprietary PXs installed worldwide metric tons emissions avoided  due to PXs = >2.5M vehicles  removed from the road annually1 Of waste metal from our  operations is recycled WE HAVE A GROWING ESG STORY saved for customers on  energy expenses annually1 product revenue from  energy‐efficiency related  products PXs use components made  from recycled materials 4 Global Installations  of Energy Recovery  Desalination Products $2.5B 90%+ 96% 15M 25k+ 100% 1Energy Recovery estimates. Assumes all deployed devices are in operation

Confidential & Proprietary ESG AT ENERGY RECOVERY o First Environmental, Social,  Governance (ESG) report  issued Sept 2020  Aligned with SASB and  GRI sustainability  reporting frameworks;  select United Nations  Sustainable  Development Goals  o Our products address climate  change, sustainable  industrialization, energy  efficiency, water scarcity o Reflects our ongoing  commitment to becoming  a more sustainable,  resilient business 5 To download the full  report, please visit bit.ly/ERI‐ESG THE USE BY ENERGY RECOVERY OF ANY MSCI ESG RESEARCH LLC OR ITS AFFILIATES (“MSCI”) DATA, AND THE USE OF MSCI LOGOS, TRADEMARKS, SERVICE MARKS OR INDEX NAMES HEREIN, DO NOT CONSTITUTE A  SPONSORSHIP, ENDORSEMENT, RECOMMENDATION, OR PROMOTION OF ENERGY RECOVERY BY MSCI. MSCI SERVICES AND DATA ARE THE PROPERTY OF MSCI OR ITS INFORMATION PROVIDERS, AND ARE PROVIDED ‘AS‐IS’ AND  WITHOUT WARRANTY. MSCI NAMES AND LOGOS ARE TRADEMARKS OR SERVICE MARKS OF MSCI.

Confidential & Proprietary INDUSTRIES SERVED Industry Markets Customer Type Key Benefits Provided o Seawater Desalination  o Brackish Water Desalination o International  EPC Firms o Desalination OEMs o Plant Owners  and/or Operators o Less Energy  Consumption o Lower Emissions o Reduced Costs o Industrial Wastewater  Treatment o International  EPC Firms o Industrial Plant Owners  and/or Operators o Less Energy  Consumption o Lower Emissions o Reduced Costs o Natural Gas Processing o EPC Firms o Plant Owners and/or  Operators o Less Energy  Consumption o Lower Emissions o Reduced Costs 6 Commercial products across multiple sectors

Confidential & Proprietary Energy Recovery Devices PX® Pressure Exchanger® COMMERCIALLY AVAILABLE PRODUCT CATEGORIES Pumps 7 Desalination Natural Gas Processing ATMP IsoBoostAquaBold™ Energy Recovery Device Ultra PX™ Industrial Wastewater Treatment Energy Recovery Device Turbocharger Please visit EnergyRecovery.com for complete product information

Confidential & Proprietary PRESSURE EXCHANGER TECHNOLOGY PLATFORM Anatomy of a Pressure Exchanger Transfers energy from high‐pressure to low‐pressure fluids  (both liquids and gas) through continuously rotating ducts  with only one moving part (the rotor) o Our pressure exchanger technology works  as a platform to build product applications  o The technology is versatile – can handle  liquid, gas, range of pressures o Benefits include lower lifecycle cost and  energy use in industrial fluid‐flow systems  o Pressure exchanger technology is at the  heart of many of our products 8

HOW PRESSURE EXCHANGER TECHNOLOGY REDUCES ENERGY CONSUMPTION

Sealed Phase

Two fluids on opposite sides of PX; rotor duct is sealed, isolating high, low pressure fluid streams


2
1

1. Low pressure driven fluid that will be pressurized and sent into system
2. High pressure motive fluid that will pressurize low pressure fluid

Rotor duct rotates to pressure exchange phase



Rotor duct rotates to sealed phase

Pressure Exchange Phase

1. Low pressure driven fluid enters the rotor duct
2. High pressure motive fluid enters the rotor duct


4
1
2
3

3. Low pressure driven fluid contacts motive fluid, expelling it at low pressure
4. High pressure motive fluid contacts driven fluid, expelling it at high pressure

Pressure is exchanged continuously as the rotor spins at high speed

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PRESSURE EXCHANGER TECHNOLOGY IN ACTION: PX PRESSURE EXCHANGER FOR SWRO

- Flagship PX device recycles energy, reducing operational costs and emissions in SWRO facilities
- PX plays similar role in other vertical markets - although benefits differ across product applications, energy efficiency is a common theme

Without Energy Recovery Devices (ERDs)

Approx. 60% of energy wasted during SWRO prior to implementation of ERDs



Seawater
Low pressure potable water
MEMBRANES
HIGH PRESSURE PUMP
Pump pushes high pressure seawater through membranes
Energy wasted as high pressure brine hits valve
The Ocean[1]

With PX Pressure Exchanger

PX lowers energy consumption by up to 60%



Incoming seawater routed to pump and PX
MEMBRANES
Low pressure potable water
HIGH PRESSURE PUMP
CIRCULATION PUMP
Main pump size reduced by up to 60%
PX transfers energy from high pressure brine to seawater
PX DEVICE/ARRAY
The Ocean[1]

[1]Ocean or other geological mass

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OUR PX PLATFORM HAS COME TO DOMINATE LARGE SCALE SWRO DESALINATION

Cumulative Won Mega Project[1] Desal Capacity (m3/day)



20M
10M
0M
ERII
Competitors
'05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20

Technology Strength = High Margin

69% ERII Gross Margin[2]

25% Russell 2000 Industrials

Our ceramics PX Pressure Exchanger is designed for a 25-year life, needs no maintenance and has up to 98% efficiency – unrivalled quality that translates into high profitability

[1] Mega Projects produce 50,000 cubic meters or more of water per day; [2] 2020 Reported Gross Margin

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NEW WATER DEMAND AND TECHNOLOGY SHIFT DRIVING SECULAR SHIFT IN SWRO

Annual SWRO Capital Expenditures[1]



$10B
$8B
$6B
$4B
$2B
$0B
SWRO Industry Capex
SWRO Industry
ERI Product Revenue²
'14
'15
'16
'17
'18
'19
'20
'21
'22
$130M
$100M
$70M
$40M
$10M
Energy Recovery Revenue

Our growth roughly tracks overall SWRO desal capital spend

[1]DesalData Estimates; [2]2020-2022 – ERI Estimates

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Confidential & Proprietary THE WORLD NEEDS MORE WATER 13 Saudi Water Partnership Company has released its  Seven‐Year Statement for 2020‐26 Africa’s largest dam powers dreams of prosperity  in Ethiopia – and fears of hunger in Egypt Alaska Villages Run Dry and  Residents Worry About a ‘Future  of No Water’

Confidential & Proprietary EXISTING FRESH WATER SUPPLIES WILL LIKELY NOT MEET FUTURE DEMAND 14 The world will only  have 60% of the water  it needs by 2030 1/4 of all people live  in high water‐stress  territories Potable water demand  expected to increase  30% by 2050 Global population is  expected to grow from  7.7B to 9.7B in 2050 60% >2B People 30% 26% All statistics – United Nations

Confidential & Proprietary 23M cubic meters of thermal capacity equivalent to approximately $0.5 Billion in PX sales2  0% 20% 40% 60% 80% 100% 1960s 1970s 1980s 1990s 2000s 2010s 2019 ‐ '20 Thermal vs. SWRO1 (% of Annual Plant Installations) Thermal SWRO o Existing thermal capacity should eventually be replaced by SWRO o We are seeing this demand in our revenue and pipeline today o SWRO is more efficient, less energy intensive and far more economical  $1B SWRO retrofit of two Saudi thermal plants will generate OPEX savings of $360M/year1 TECHNOLOGY SHIFT FROM THERMAL TO SWRO: $0.5B TAM TO MAINTAIN EXISTING CAPACITY 15 Thermal vs. SWRO1 (% of Annual Plant Installations) SWRO Eclipsed Thermal Desalination as Technology of Choice in the 2000s 1DesalData; 2ERI Estimate Thermal ~23M m3/day installed capacity  operating today SWRO

Confidential & Proprietary BUILDING LONG‐TERM SUSTAINABLE GROWTH AND VALUE  16 Revenue Growth Increase Bottom Line Sustainability New Technologies Leverage Existing Assets Environmental Sustainability Develop new PX products, widen  technical aperture Large investments in  organization not needed for  success Accelerate the sustainability of  customer operations  via reduced energy consumption Diversify Revenue  Invest in Achievable Projects Align Organization Diversify outside of  desalination, de‐risking  revenue and accelerating  growth Realistic commercial  timelines, manage complexity  and scope Align organizational aspirations  with sustainable product  aspirations Protect Position in SWRO Discipline Shareholder Transparency Invest in improved products and  operations to protect existing  strength in swiftly growing  desalination market Disciplined focus on financial  KPIs and marketability of  technologies Open communication with  shareholders on progress and  plans

LEVERAGING PX TECHNOLOGY FOR SUSTAINABLE DIVERSIFIED GROWTH BEYOND DESALINATION

Fluids

- Manage pressure energy between fluid flows
- Relatively clean seawater to caustic pressure pumping proppant; CO_2 gas

Technology

- PX Platform – focus on reducing energy consumption
- 1,000 - 10,000+ PSI (70 – 700 bar)
- Build off what we know – we are not inventing new markets
- Industrial / Commercial applications
- Maintain first-in-class reliability

KPIs

Financial KPIs

- 20%+ ROI
- 50%+ Gross Margin

3 Year Timeline

- 1 year: prove technical validity
- 2 years: commercial product
- 3 years: cash flow positive run rate

→ **Cap R&D Expense to limit size and scope of R&D projects: 15-20% of revenue in 2021**

→ **Discipline: Maintain rigorous commercial hurdles for ROI, Gross Margin, and Timelines**

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Confidential & Proprietary o Countries are mandating zero liquid discharge (ZLD) to mitigate environmental  effects of industrial wastewater discharge o Ultra High‐Pressure RO (UHPRO) could supplant thermal as the prevalent  technology due to superior efficiency, much as it has in SWRO o Our PX can potentially recover up to 60% of wasted energy with 93%+ efficiency in  the UHPRO process o First commercial POs for Ultra PX received for projects in India and China ULTRA PX – ENERGY RECOVERY DEVICE FOR INDUSTRIAL WASTEWATER LAUNCHED IN 2020 18 Applying UHPRO to ZLD treatment reduces thermal requirements at the end of the process

VORTEQ – 2 MAJOR HURDLES REMAIN TO COMMERCIALIZE

VorTeq seeks to protect pumps from abrasive proppant

- Increase safety of operations
- Reduce emissions, energy intensity of pump operations
- Decrease pump failures
- Lower maintenance, capital costs



Status of Commercialization

- Completed multiple frac stages at live wells in Q1
- Two critical hurdles remain
  - Validate customer value proposition
  - Optimize cartridge life before repairs or replacement
    - ✓ Highest operational cost to ERI
- Must make decision to commercialize by June 2021, or cease investing
- Spend has decreased roughly 50% since mid 2020 as engineering efforts wind down

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DISCIPLINED FOCUS DRIVING TOP AND BOTTOM-LINE GROWTH

Drive Diversified PX Top Line Growth[1]



21% Average Annual Growth
Projected Desal Revenue Growth
44% 14% 17% 5% 19% 27% 10% 25%
$44 $50 $58 $61 $73 $92
With successful R&D efforts, diversified growth by applying PX technology across multiple industries
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
Projections Actuals

Maintain Gross Margin and Manage OPEX to Drive EBITDA



OPEX, % of Revenue1,2
ERII
Russell 2000 Industrials
EBITDA Margin2
19%
12%
2017 2018 2019 2020 2021 2022 2023 2024 2025
2017 2018 2019 2020 2021 2022 2023 2024 2025

[1]2020 – 2025 are estimated projections; [2]Excluding Schlumberger License and Development Revenue

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Thank You

Confidential & Proprietary CONTACT US 22 James Siccardi, VP, Investor Relations +1.832.474.7628 | Mobile jsiccardi@energyrecovery.com ESG@energyrecovery.com (for ESG inquiries) Energy Recovery, Inc. 1717 Doolittle Drive San Leandro, CA 94577, USA energyrecovery.com